Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.1045%


        Excess Protection Level
          3 Month Average   6.53%
          May, 1999   7.61%
          April, 1999   5.21%
          March, 1999   6.77%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    6.96%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $2,922,256,702.87